  Exhibit 99.1

cbdMD Reports Record Net Sales In Its Third Quarter Fiscal 2020 Results

Quarterly Net Sales Increased 33% To $10.6 million

Direct to Consumer (DTC) Net Sales Increased 77%

Company Expects To Reach Positive Adjusted Operating Income During Calendar 2020

CHARLOTTE, N.C.—August 12, 2020—(BUSINESS WIRE)--cbdMD, Inc. (NYSE American: YCBD, YCBD PR A) (the “Company”), one of the leading, highly trusted, and most recognized cannabidiol (CBD) brands, reported today record net sales of $10.6 million in its third fiscal 2020 quarter ended June 30, 2020.

“cbdMD reported its single biggest quarterly net sales in its history. Our decisions to concentrate on building brand equity for award winning cbdMD and Paw CBD brands, as well as and focus on our e-commerce strength, has paid off. We have separated ourselves from our competitors and demonstrated that we can grow market share and be fiscally responsible at the same time, with our GAAP and non-GAAP operating results improving by 80% and 96%, respectively, from the comparable periods in fiscal 2019. With $15 million in cash on hand at June 30, 2020, we believe we have more than enough financial strength to grow our operations for the foreseeable future, absent any additional unforeseen impact from COVID-19,” said Martin Sumichrast, the Company’s Chairman and co-Chief Executive Officer.

The highlights from the June 2020 quarter were:

●
The Company reported net sales of $10.6 million for the three months ended June 30, 2020, a year-over-year quarterly increase of approximately 33% and a sequential quarterly increase from the three months ended March 31, 2020 of approximately 13%.

●
The Company reported record quarterly e-commerce, direct to consumer (DTC) net sales of $8.2 million, an increase of 77% year-over-year and a sequential quarterly increase of approximately 21%. The Company’s e-commerce, direct to consumer (DTC) sales accounted for in excess of 77% of total net sales in the June 2020 quarter, an increase from 58% from prior year’s quarter.

●
The Company’s CBD pet brand, Paw CBD, reported an approximate 64% increase in net sales from its March 2020 quarter of approximately $750,000 to approximately $1,229,000 for its June 2020 quarter.

●
The Company reported a gross profit margin of 64.7% as a percent of net sales as compared to 63.4% for the comparable period in fiscal 2019 and adjusted non-GAAP gross profit margin as a percent of net sales was 67.7% as compared to a 65% in the comparable period in fiscal 2019.

●
The Company reported an 80% year-over-year improvement in its GAAP loss from operations of ($1,337,508) as compared to ($6,466,639) in the comparable 2019 period.

●
The Company reported a 96% year-over-year improvement in its non GAAP adjusted loss from operations of ($187,092) as compared to ($5,019,541) in the comparable fiscal 2019 period after adjusting for the following: a non-cash inventory adjustment of $311,000, a non-cash stock option expense of $388,000, a depreciation expense of $233,000 and a non-cash charge of $233k for old inventory.

●
The Company reported a net loss of ($9,052,752), or $(0.18) per share, which was mainly due to a non-cash expense of approximately $7.58 million in the Company’s contingent liability which is associated with earnout shares which may be issued under the terms of the December 2018 acquisition of Cure Based Development.

●
Working capital was $19.7 million and cash on hand was approximately $15 million at June 30, 2020, respectively.

●
CBD Industries, LLC, the Company’s wholly owned manufacturing and distribution subsidiary, was recently added to NSF International’s dietary supplements Good Manufacturing Practice (GMP) registration.

CONFERENCE CALL DETAILS
Wednesday, August 12, 2020, 4:15 p.m. Eastern Time
Domestic:	1-844-407-9500
International:	1-862-298-0850
Replay dial in – Available through September 12, 2020
Domestic:	1-877-481-4010
International:	1-919-882-2331
Replay ID:	36267

Webcast Replay link – available through September 12, 2020:

https://www.webcaster4.com/Webcast/Page/2206/36267

About cbdMD, Inc.

cbdMD, Inc. is a nationally recognized consumer cannabidiol (CBD) brand whose current products include CBD tinctures, CBD capsules, CBD gummies, CBD topicals, CBD bath bombs, and CBD pet products. cbdMD is also a proud partner of Bellator MMA and Life Time, Inc., and has one of the largest rosters of professional sports athletes who are part of “Team cbdMD.” To learn more about cbdMD and our comprehensive line of over 100 SKUs of U.S. produced, THC-free1 CBD products, please visit www.cbdMD.com, follow cbdMD on Instagram and Facebook, or visit one of the 6,000 retail outlets that carry cbdMD products.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase our market share, our limited operating history, our ability to expand our business and significantly increase our net sales, our ability to effectively leverage our brand partnerships and sponsorships, our ability to effectively compete in our market, and our ability to report profitable operations in the future. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as amended, as filed with the Securities and Exchange Commission (the "SEC") and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

____________________
1 Non-THC is defined as below the level of detection using validated scientific analytical tools.

Non-GAAP Financial Measures

This press release includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included adjusted income (loss) from operations and adjusted gross profit because management uses this measure to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Neither adjusted income (loss) from operations nor adjusted gross profit has not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income (loss) and gross profit margins as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this press release a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Contact:

Investors:

John Weston
Director of Investor Relations
john.weston@cbdmd.com
704-249-9515

cbdMD, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2020 AND SEPTEMBER 30, 2019

	(Unaudited)
	June 30,	September 30,
	2020	2019
Assets

Current assets:
Cash and cash equivalents	$15,006,319	$4,689,966
Accounts receivable	715,205	1,425,697
Accounts receivable other	-	160,137
Accounts receivable – discontinued operations	700,884	1,080,000
Marketable securities	52,527	198,538
Investment other securities	-	600,000
Deposits	-	6,850
Merchant reserve	-	519,569
Inventory	6,397,326	4,301,586
Inventory prepaid	281,885	903,458
Deferred issuance costs	-	93,954
Prepaid software	-	206,587
Prepaid equipment deposits	201,698	868,589
Prepaid expenses and other current assets	755,906	688,104
Total current assets	24,111,750	15,743,035

Other assets:
Property and equipment, net	3,067,909	1,715,557
Operating lease assets	7,119,289	-
Deposits for facilities	706,852	754,533
Intangible assets, net	21,635,000	21,635,000
Goodwill	54,669,997	54,669,997
Total other assets	87,199,047	78,775,087

Total assets	$111,310,797	$94,518,122

cbdMD, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
JUNE 30, 2020 AND SEPTEMBER 30, 2019
(continued)

	(Unaudited)
	June 30,	September 30,
	2020	2019
Liabilities and shareholders' equity

Current liabilities:
Accounts payable	$1,825,135	$3,021,271
Accrued expenses	1,396,983	681,269
Operating leases – short term liabilities	1,109,585	-
Note payable	54,720	-
Customer deposit – related party	-	7,339
Total current liabilities	4,386,423	3,709,878

Long term liabilities:
Long term liabilities	-	363,960
Note payable	182,714	-
Paycheck Protection Program loan	1,456,100	-
Operating leases - long term liabilities	6,305,422	-
Contingent liability	15,400,000	50,600,000
Deferred tax liability	-	2,240,300
Total long term liabilities	23,344,236	53,204,260

Total liabilities	27,730,659	56,914,138

cbdMD, Inc. shareholders' equity:
Preferred stock, authorized 50,000,000 shares, $0.001 par value, 500,000 and 0 shares issued and outstanding, respectively	500	-
Common stock, authorized 150,000,000 shares, $0.001 par value,
51,345,648 and 27,720,356 shares issued and outstanding, respectively	51,346	27,720
Additional paid in capital	124,558,046	97,186,524
Accumulated deficit	(41,029,754)	(59,610,260)
Total cbdMD, Inc. shareholders’ equity	83,580,138	37,603,984

Total liabilities and shareholders' equity	$111,310,797	$94,518,122

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED JUNE 30, 2020 AND 2019
(Unaudited)

	Three months	Three months	Nine months	Nine months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Total Gross Sales	10,809,387	9,734,459	30,925,678	18,170,667
Allowances	(172,842)	(1,729,310)	(741,861)	(4,063,252)
Total Net Sales	10,636,545	8,005,149	30,183,817	14,107,414
Cost of sales	3,748,024	2,929,160	10,180,637	5,009,187

Gross Profit	6,888,521	5,075,989	20,003,180	9,098,228

Operating expenses	8,226,029	11,542,628	33,053,962	18,683,905
Income (Loss) from operations	(1,337,508)	(6,466,639)	(13,050,782)	(9,585,677)
Realized and Unrealized gain (loss) on marketable securities	(30,849)	(13,162)	(146,011)	(77,802)
(Increase) Decrease of contingent liability	(7,580,000)	(21,547,606)	30,580,000	(52,461,680)
Impairment on investment other securities	-	-	(600,000)	-
Impairment accounts receivable other		-	(160,000)	-
Interest income (expense)	3,436	6,229	46,311	50,189
Income (loss) before provision for income taxes	(8,944,921)	(28,021,178)	16,669,518	(62,074,970)

Benefit (Provision) for income taxes	-	1,088,000	2,240,300	2,296,000
Net Income (Loss) from continuing operations	(8,944,921)	(26,933,178)	18,909,818	(59,778,970)
Net Income (Loss) from discontinued operations, net of tax (Note 16)	(7,781)	(2,269,778)	(48,983)	(3,463,123)
Net Income (Loss)	(8,952,702)	(29,202,956)	18,860,835	(63,242,093)
Net Gain (Loss) attributable to noncontrolling interest	-	(1,503,707)	-	(1,641,391)
Preferred dividends	100,050	-	266,800	-

Net Income (Loss) attributable to cbdMD, Inc. common shareholders	$(9,052,752)	$(27,699,249)	$18,594,035	$(61,600,702)

Net Income (Loss) per share:
Basic earnings per share	$(0.18)	$(1.19)	$0.45	$(4.22)
Diluted earnings per share	$-	$-	$0.44	$-

Weighted average number of shares Basic:	51,335,648	23,193,793	41,411,261	14,585,619
Weighted average number of shares Diluted:			42,534,519

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE AND NINE MONTHS ENDED JUNE 30, 2020 AND 2019
(Unaudited)

	Three months	Three months	Nine months	Nine months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Net Income (Loss)	$(8,952,702)	$(29,202,956)	$18,860,835	$(63,242,093)
Comprehensive Income (Loss)	(8,952,702)	(29,202,956)	18,860,835	(63,242,093)

Comprehensive Income (loss) attributable to non-controlling interest	-	(1,503,707)	-	(1,641,391)
Preferred dividends	(100,050)	-	(266,800)	-
Comprehensive Income (Loss) attributable to cbdMD, Inc. common shareholders	$(9,052,752)	$(27,699,249)	$18,594,035	$(61,600,702)

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2020 AND 2019
(unaudited)

	Nine Months Ended June 30,	Nine Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net Income (loss)	$18,860,835	$(63,242,093)
Adjustments to reconcile net (income) loss to net
cash used by operating activities:
Stock based compensation	1,391,271	2,022,812
Restricted stock expense	138,001	92,000
Issuance of stock / warrants for service	84,450	289,750
Intangible impairment	-	2,114,334
Inventory and materials impairment	233,372	-
Impairment on discontinued operations asset	45,783	-
Depreciation and amortization	499,394	272,121
Gain on settlement of Note	-	(20,000)
Other than temporary impairment other securities and other accounts receivable	760,000	-
Increase/(Decrease) in contingent liability	(30,580,000)	52,461,680
Realized and unrealized loss of marketable securities	146,011	1,705,069
Merchant reserve settlement	132,657	-
Non-cash consideration received for services	-	(470,000)
Non-cash lease expense	878,986	-
Changes in operating assets and liabilities:
Accounts receivable	710,629	399,074
Accounts receivable – related party	-	204,902
Other accounts receivable	-	(298,754)
Note receivable	-	(27,000)
Note receivable – related party	-	156,147
Deposits	(147,166)	-
Merchant reserve	386,912	(199,907)
Inventory	(2,329,112)	(2,581,958)
Prepaid inventory	621,573	-
Prepaid expenses and other current assets	1,007,374	(717,894)
Marketable securities	-	701,593
Accounts payable and accrued expenses	(480,424)	1,073,211
Accounts payable and accrued expenses – related party	-	(313,591)
Operating lease liability	(766,289)	-
Note payable	42,968	-
Deferred revenue / customer deposits	(7,339)	(380,804)
Collection on discontinued operations accounts receivable	333,333	-
Deferred tax liability	(2,240,300)	(2,296,000)
Cash used by operating activities	(10,277,081)	(9,055,308)

Cash flows from investing activities:
Net cash used for merger	-	(1,167,295)
Purchase of intangible assets	-	(79,999)
Purchase of property and equipment	(1,851,746)	(359,421)
Cash used by investing activities	(1,851,746)	(1,606,715)

Cash flows from financing activities:
Proceeds from issuance of common stock	16,771,756	19,009,897
Proceeds from issuance of preferred stock	4,421,928	-
PPP loan	1,456,100	-
Note Payable – related party	-	(764,300)
Preferred dividend distribution	(266,800)	-
Deferred issuance costs	62,197	(232,914)
Cash provided by financing activities	22,445,180	18,012,683
Net increase (decrease) in cash	10,316,353	7,350,660
Cash and cash equivalents, beginning of period	4,689,966	4,282,553
Cash and cash equivalents, end of period	$15,006,319	$11,633,213

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2020 AND 2019
(unaudited) (continued)

Supplemental Disclosures of Cash Flow Information:

	Nine Months ended June 30,	Nine Months Ended June 30,
	2020	2019

Cash Payments for:
Interest expense	$26,126	$36,418

Non-cash financial activities:
Warrants issued to secondary selling agent	$524,113	$309,592
Stock received for prior period services, adjusted for other accounts receivable write down prior to receipt	$-	$1,352,000
Adoption of ASU 2016-01	$-	$2,512,539

cbdMD, Inc.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF ADJUSTED INCOME (LOSS) FROM OPERATIONS
(Unaudited)

	Three months	Three months
	Ended	Ended
	June 30, 2020	June 30, 2019

GAAP Income (Loss) from operations	(1,337,508)	(6,466,639)

Adjustments:
Inventory adjustment (1)	316,922	-
Non-cash stock related expense (2)	388,185	1,389,224
Depreciation expense	211,937	57,874
One-time abnormal inventory adjustment (3)	233,372	-
Adjusted Income (loss) from operations	(187,092)	(5,019,541)

	Three months		Three months
	Ended		Ended
	June 30, 2020		June 30, 2019

GAAP net sales	10,636,545		8,005,149
GAAP cost of sales	3,748,024		2,929,160

Adjustments:
Inventory adjustment (1)	316,922		130,795
Adjusted cost of sales	3,431,102		2,798,365
Adjusted Gross Profit	7,205,443	67.7%	5,206,784	65.0%

(1)
Amount represents an adjustment after performing a physical inventory account.
(2)
Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the period.
(3) Amount represents an operating expense related to inventory loss related to regulatory changes impacting labels and packaging.